UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 1, 2012

ZOLTEK COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Missouri	0-20600	43-1311101
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3101 McKelvey Road St. Louis, Missouri		63044
(Address of principal executive offices)		(Zip Code)

(314) 291-5110
 (Registrant’s telephone number, including area code)

Not applicable
(Former name or former address if changed since last report)
__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Zoltek Companies, Inc. and its subsidiaries Zoltek Corporation, Engineering Technology Corporation and Zoltek Properties, Inc. (collectively, the “Company”), have entered into a Fifth Amendment to Credit Agreement, dated as of January 1, 2012 (the “Fifth Amendment”), with BMO Harris Bank N.A., successor-by-merger to M&I Marshall & Ilsley Bank (the “Lender”).  Pursuant to the Fifth Amendment, the  Company extended the maturity date of its U.S. revolving credit facility with the Lender until March 1, 2012.

The foregoing description of the Fifth Amendment qualified in its entirety by reference to the full terms and conditions of the Fifth Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item  9.01                      Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZOLTEK COMPANIES, INC.

Dated: January 3, 2012	By:	/s/ Zsolt Rumy
Zsolt Rumy Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Fifth Amendment to Credit Agreement, dated January 1, 2012, by and among Zoltek Companies, Inc., Zoltek Corporation, Engineering Technology Corporation, Zoltek Properties, Inc. and BMO Harris Bank N.A., successor-by-merger to M&I Marshall & Ilsley Bank.